Fifth Amendment to the
                        Implementation Partner Agreement
                                     between
                     Intelligroup, Inc. and PeopleSoft, Inc.


THIS Fifth Amendment to the Implementation Partner Agreement ("Amendment") is made and entered into on 15 July, 1998 ("Amendment Effective Date") by and between PeopleSoft, Inc. ("PeopleSoft") and Intelligroup, Inc. ("Licensee").

The parties hereby agree that the Implementation Partner Agreement between the parties, dated July 15, 1997 ("Agreement") is amended to provide as follows:

1. Definitions. Unless otherwise defined herein, capitalized terms used in this shall have the same meaning as those used in the Agreement.

2. Term. The term of the Agreement is hereby extended for one year and will expire on 15 July, 1999, subject to the original terms of the Agreement.

3. Membership Fees. The Annual Alliance Program Membership/Partner Fee for the extended term is $20,000.

4. Conflict. In the event of any conflicts or inconsistencies between the provisions of this Amendment and the Agreement and/or any amendments/addenda thereto, the provisions of this Amendment shall prevail. The remainder of the Agreement shall remain in full force and effect, unamended.



ACCEPTED BY:                              ACCEPTED BY:
INTELLIGROUP, INC.                        PEOPLESOFT, INC.


/s/ Samar Mismra                          /s/ Jeff McClure
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Authorized Signature                      Authorized Signature


Samar Mismra, Associate Partner           Jeff McClure, Dir. Service Alliances
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Printed Name and Title                    Printed Name and Title